UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2011

CITIZENS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Anderson Lane Austin, Texas	78752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 837-7100

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS
Item 8.01 Other Events.
This is Amendment No. 1 to the Form 8-K filed on July 19, 2011. The original filing of this Form 8K incorrectly stated 888 shares were issued as part of “cashless exercises.” The correct number of additional shares issued as part of “cashless exercises” was 1,989 shares. Further, despite an incorrect statement in the original filing of this Form 8K to the contrary, Citizens has warrants outstanding regarding its Class A Common Shares that are set to expire on July 7, 2012, September 30, 2012 and October 6, 2012. These warrants were originally issued in connection with the sale of Citizens’ Series A-2 Convertible Preferred Stock in July 2005.

SIGNATURE
Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC
By:	/s/ Rick D. Riley
Rick D. Riley, Vice Chairman and
President
Date: July 19, 2011

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